UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Event Requiring Report: March 11, 2004
                                -----------------


                           SATELLITE ENTERPRISES CORP.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-26607               88-0390828
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                          205 Church Street, Suite 340
                          New Haven, Connecticut 06510
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (203) 672-5912
                                                         ------------------

                        110 Washington Avenue, 4th Floor
                         North Haven, Connecticut 06473
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          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.


          Not applicable.


ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.


ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

          Not applicable.


ITEM  5.  OTHER EVENTS.

     On March 11, 2004, the Registrant in anticipation of a 3-for-1 stock split, amended its Articles of Incorporation whereby the authorized number of shares of the common stock of the Registrant increased from 200,000,000 to 500,000,000. The Registrant's common stock par value remained unchanged at $0.001.

     On March 15, 2004, the Registrant declared a 3-for-1 stock split effective in the form of a 200 per cent stock dividend payable on or about March 31, 2004 to shareholders of record as of March 22, 2004. As a result of the 3-for-1 stock split, the issued shares of the registrant as of that date increased from 65,962,515 to 197,887,545.

     Under the terms of this stock split, Satellite Enterprises Corp shareholders will receive a dividend of two shares of common stock for every one share of common stock held on that record date. The dividend will be paid in authorized but unissued shares of common stock of the Company.


ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------

                     3        Certificate of Amendment of the Articles
                              Of Incorporation for Satellite Enterprises Corp. Dated March 11, 2004.

                    22        Press Release Dated March 15, 2004


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2004                              Satellite Enterprises Corp.
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                                                   (Registrant)

                                                    /s/  Roy Piceni
                                                   ----------------------------
                                                   Roy Piceni, President & CEO